                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                December 20, 2001


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


             Delaware             0-25400                 75-2421746
    ------------------------   -------------      -------------------------
          (State or other       (Commission           (I.R.S. Employer
          jurisdiction of       File Number)          Identification No.)
          incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

               On December 20, 2001, Daisytek International Corporation (the "Company") issued 1,578,400 shares of its common stock at $11.20 per share in a private placement to institutional investors. Pursuant to the Registration Rights Agreement executed in connection therewith, on December 21, 2001, the Company filed with the Securities and Exchange Commission a registration statement covering the resale of the shares of common stock issued to the investors in the offering.

               The Company issued a press release on December 20, 2001, filed herewith as Exhibit 99.1, regarding completion of the $17.7 million private placement of common stock.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired

               Not applicable

          (b)  Pro forma financial information

               Not applicable

          (c)  Exhibits

               99.1 Press Release dated December 20, 2001.

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAISYTEK INTERNATIONAL CORPORATION


                                   By:   /s/ RALPH MITCHELL
                                      ------------------------------------------
                                              Ralph Mitchell
                                              Chief Financial Officer,
                                              Executive Vice President - Finance

Dated:  December 26, 2001

                                       3

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                                Index to Exhibits

         Exhibit
         Number            Description
         -------           -----------
         99.1              Press Release dated December 20, 2001.



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